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                                                                   Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Efficient Networks, Inc.:

We consent to the use of our reports on the financial statements of FlowPoint Corporation incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

Boston, Massachusetts
October 19, 2000